SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 23, 2007

FNBH BANCORP, INC.
(Exact name of registrant
as specified in charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File Number)	38-2869722 (IRS Employer Identification No.)

101 East Grand River Howell, Michigan (Address of principal executive office)	48843 (Zip Code)

Registrant’s telephone number, including area code: (517) 546-3150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers.

        On March 23, 2007, the Compensation Committee of the Board of Directors of FNBH Bancorp, Inc. approved a discretionary grant of 4,100 shares of common stock of FNBH Bancorp, Inc. to Barbara Draper. At the time of such grant, Ms. Draper served as the President and Chief Executive Officer of the Company and its wholly owned subsidiary, First National Bank in Howell. She subsequently retired on March 30, 2007, as reported by the Company in a Current Report on Form 8-K filed April 5, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2007	FNBH BANCORP, INC. (Registrant) By: /s/ Janice Trouba —————————————— Janice Trouba Chief Financial Officer